UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)         March 7, 2016

Datawatch Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

Quorum Office Park
271 Mill Road
Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Appointment of New Director

The Board of Directors (the “Board”) of Datawatch has appointed Donald R. Friedman to serve as a director of the corporation, effective March 7, 2016.

As a non-employee director, Mr. Friedman is entitled to compensation pursuant to Datawatch’s director compensation policies described beginning on page 8 of the Proxy Statement on Schedule 14A filed by Datawatch with the Securities and Exchange Commission (the “SEC”) on January 28, 2016. In accordance with such policies, Mr. Friedman received effective upon his election restricted stock units for 2,500 shares of Datawatch common stock, which will vest in annual installments over the three years following March 7, 2016. The agreement setting forth the terms and conditions of such grant is in substantially the same form as the Restricted Stock Unit Agreements entered into by Datawatch’s other non-employee directors in connection with similar grants. Such form was filed as Exhibit 10.29 to Datawatch’s Annual Report on Form 10-K filed with the SEC on December 22, 2011, and is incorporated herein by reference.

In connection with his appointment, Mr. Friedman also entered into an indemnification agreement with Datawatch (the “Indemnification Agreement”), in substantially the same form as the indemnification agreements entered into by the other non-employee directors on the Board. The Indemnification Agreement will require Datawatch to indemnify Mr. Friedman for any and all expenses (including attorney fees), judgments, penalties, fines and amounts paid in settlement which are actually and reasonably incurred by him in connection with any threatened, pending or completed proceeding arising out of Mr. Friedman’s status as a director of Datawatch. In addition, the Indemnification Agreement will require Datawatch to advance expenses incurred by Mr. Friedman in connection with any proceeding against him with respect to which he may be entitled to indemnification by Datawatch. A form of the Indemnification Agreement was filed with the Securities Exchange Commission as Exhibit 10.1 to Datawatch’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, and is incorporated herein by reference.

Datawatch has not yet determined if Mr. Friedman will be named to any committee of the Board.

Item 8.01	Other Events

Datawatch has issued a press release announcing Mr. Friedman’s appointment, a copy of which is included with this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following Exhibit is included with this report:

Exhibit No.	Description

99.1	Press release issued by Datawatch Corporation, dated March 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

By:	/s/ James Eliason
Name:	James Eliason
Title:	Chief Financial Officer

Date: March 9, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Datawatch Corporation, dated March 9, 2016.